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                                                                   Exhibit 10.23

                               AMENDMENT AGREEMENT


         Effective February , 1999, BridgeStreet Accommodations, Inc., a Delaware corporation ("BridgeStreet"), and Mark D. Gagne, of Hudson, Ohio (the "Executive") hereby act and agree as follows:

         1. Reference is made to the Employment Agreement dated as of January 2, 1997 by and between BridgeStreet and the Executive (the "Agreement").

         2. The Agreement is hereby amended to replace in Section 2 the words "May 31, 2000" with the words "May 31, 2001".

         3. The Agreement is hereby further amended to add the following Section 4(h):

                  "Severance. If BridgeStreet does not offer to extend this Agreement on substantially the same terms and conditions upon expiration of the term hereof, BridgeStreet shall pay to the Executive within thirty (30) days following expiration of the term hereof the sum of seventy-five thousand dollars ($75,000)."

         4. The Agreement is hereby further amended to replace Section 6(d)(i) with the following.

                  "(i) BridgeStreet shall pay to the Executive within thirty
         (30) days following the date of termination the sum of seventy-five thousand dollars ($75,000) and, in addition, shall continue to pay to the Executive his Base Salary as of the date of termination for the term of this Agreement or twelve months, whichever is longer."

         5. The Agreement is hereby further amended to replace Section 5(d)(i) with the following:

                  "(i) BridgeStreet shall continue to pay to the Executive his Base Salary as of the date of the Change of Control for twelve months from the date of termination and shall pay the Executive seventy-five thousand dollars ($75,000) within thirty (30) days following the effective date of termination."

         6. Except as hereby amended, the Agreement shall continue in full force and effect.


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         WITNESS the execution hereof under seal effective as of the day and year first above written.

                                        BRIDGESTREET ACCOMMODATIONS, INC.


                                        By/s/ John E. Danneberg
                                          --------------------------------------
                                          Its President

                                        /s/ Mark D. Gagne
                                        ----------------------------------------
                                         Mark D. Gagne